UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006
GREAT AMERICAN FINANCIAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11632	06-1356481
_________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 East Fifth Street, Cincinnati, Ohio	45202
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (513) 333-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition.

 On February 13, 2006, Great American Financial Resources, Inc. ("GAFRI") reported its financial results for the year ended December 31, 2005. A copy of this press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
	99	Press Release, dated as of February 13, 2006, reporting GAFRI's results for the year ended December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT AMERICAN FINANCIAL RESOURCES, INC.

Date: February 13, 2005	By:/s/ Christopher P. Miliano
Christopher P. Miliano
Chief Financial Officer